UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 25, 2023

JOCOM HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Nevada	333-265850	38-4177722
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Unit No. 11-1, Level 11, Tower 3, Avenue 3 Bangsar South,

No. 8 Jalan Kerinchi,
59200 Kuala Lumpur.

(Address of principal executive offices (zip code))

+ 6012 3399937

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Stock	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	N/A	The OTC Market- Pink Sheets

ITEM 8.01 OTHER EVENTS

On September 25, 2023, resolved to close the offering (the “Offering”) from the registration statement on Form S-1/A, dated November 30, 2022, that had been declared effective by the Securities and Exchange Commission on December 19, 2022. The Offering resulting in 80,500 shares of common stock being sold at $1.00 per share for a total of $80,500.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	CONSENT IN WRITING OF BOARDS OF DIRECTORS OF JOCOM HOLDINGS CORP. IN LIEU OF AN ORGANIZATIONAL MEETING
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOCOM HOLDINGS CORP.

Date: September 25, 2023	By:	/s/ SEW WEN CHEAN
SEW WEN CHEAN
Chief Executive Officer, Director

Date: September 25, 2023	By:	/s/ CHUA HWEE PING
CHUA HWEE PING
Chief Financial Officer, President, Secretary, Treasurer, Director

EXHIBIT INDEX

99.1	CONSENT IN WRITING OF BOARDS OF DIRECTORS OF JOCOM HOLDINGS CORP. IN LIEU OF AN ORGANIZATIONAL MEETING
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)